UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 28, 2003




                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)


     Canada                     000-28968                Not Available
----------------        ------------------------    -------------------------
(Jurisdiction of        (Commission file number)        (I.R.S. Employer
 incorporation)                                         Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
       -------------------------------------------------------------------
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000



                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 9.  Regulation FD Disclosure

Exhibit
 Number         Description
 ------         -----------

  99.1          News Release dated October 28, 2003.




Item 12. Results of Operations and Financial Condition

The following information is intended to be furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 28, 2003, the Company issued a press release regarding its financial results for its third fiscal quarter ended September 30, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                            MDSI Mobile Data Solutions Inc.


October 28, 2003                            /s/ Verne Pecho
------------------                          ------------------------------------
(Date)                                      Verne Pecho, Vice President -
                                            Finance and Administration and
                                            Chief Financial Officer